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                                                                       EXHIBIT A

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Schedule 13G (including amendments thereto) with regard to the common stock of Dixon Ticonderoga Company, a Delaware corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of November 7, 2003.

                              AVOCET CAPITAL MANAGEMENT, L.P.

                              By:  Blackpool Enterprises, LLC, its general
                                   partner
                              By:  Raymond S. Ingelby, its manager

                              By:  /s/ James L. Boucherat
                                   --------------------------------------------
                                   James L. Boucherat
                                   Attorney-in-Fact for Raymond S. Ingelby


                              AVOCET INVESTMENT PARTNERS, L.P.

                              By: Avocet Capital Management, L.P., its general partner
                              By:  Blackpool Enterprises, LLC, its general
                                   partner
                              By:  Raymond S. Ingelby, its manager

                              By:  /s/ James L. Boucherat
                                   --------------------------------------------
                                   James L. Boucherat
                                   Attorney-in-Fact for Raymond S. Ingelby


                              BLACKPOOL ENTERPRISES, LLC

                              By:  Raymond S. Ingelby, its manager

                              By:  /s/ James L. Boucherat
                                   --------------------------------------------
                                   James L. Boucherat
                                   Attorney-in-Fact for Raymond S. Ingelby


                              RAYMOND S. INGELBY

                              By:  /s/ James L. Boucherat
                                   --------------------------------------------
                                   James L. Boucherat
                                   Attorney-in-Fact for Raymond S. Ingelby